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                                                                   EXHIBIT 10.18





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                                                                   EXHIBIT 10.18






November 7, 1996




State Street Bank and Trust
Company of Missouri, N.A.
Corporate Trust Department
P.O. Box 5923
Boston, MA 02206

Re:  Rosewood Care Center Holding Co.
     Letter of Credit No. SF 14298 in the amount of $3,129,889.00
     Expiring December 6, 1996

Gentlemen:

This is to advise you that SunTrust Bank, Central Florida, N.A., will renew the above-referenced Letter of Credit in favor of Mercantile Bank of St. Louis for a period of one year.

If you should have any questions, please call me at (407) 237-5303.

Sincerely,

/s/Glenys Blenden
Vice President

Copies:        Ms. Laura Roberson - Mercantile Bank of St. Louis, N.A.
               Ms. Susan Gamble - Summers, Compton, Wells & Hamburg